Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

2x Daily Software Platform ETF (SOFL)
(the “Fund”)

Supplement dated September 19, 2025
to each of the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) dated June 29, 2025

Tidal Investments LLC (the “Adviser”) and AOT Invest, LLC (the “Sub-Adviser”), the Fund’s investment adviser and investment sub-adviser, respectively, informed the Board of Trustees (the “Board”) of Tidal Trust III of their view that the Fund could not conduct its business and operations in an economically efficient manner over the long term. Despite the efforts of the Adviser and the Sub-Adviser, the Fund’s derivatives trading expenses have proven higher than anticipated, adversely affecting the Fund’s viability. As a result, the Adviser and the Sub-Adviser and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

In preparation for the liquidation, shares of the Fund will cease trading on NYSE Arca, Inc. and will be closed to purchase by investors as of the close of regular trading on NYSE Arca, Inc on October 6, 2025 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from October 6, 2025 through October 10, 2025 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Fund at (888) 668-3557.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.